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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                            --------------------

                                  FORM 8-K
                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      DATE OF REPORT - OCTOBER 9, 1998
                     (Date of earliest event reported)




                             ALLIEDSIGNAL INC.
           (Exact name of Registrant as specified in its Charter)


DELAWARE                                 001-08974             22-2640650
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                              Identification
Number)


101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY        07962-2497
(Address of principal executive offices)                        (Zip Code)

     Registrant's telephone number, including area code: (973) 455-2000




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
          Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, the matters discussed in this current report are forward-looking statements which involve risks and uncertainties, including but not limited to economic, competitive, governmental and technological factors affecting the Registrant's operations, markets, products, services and prices, and other factors discussed herein and in the Registrant's other filings with the Securities and Exchange Commission.

ITEM 5. OTHER EVENTS.

Third Quarter 1998 Results of Operations
----------------------------------------

          AlliedSignal Inc. (the "Company") issued a press release on October 15, 1998 reporting the following results of operations for the three-month and nine-month periods ending September 30, 1998:


                             AlliedSignal Inc.
                Consolidated Statement of Income (Unaudited)
                --------------------------------------------
                   (In millions except per share amounts)



                                     THREE MONTHS              NINE MONTHS
                                   ENDED SEPTEMBER 30      ENDED SEPTEMBER 30
                                  --------------------    --------------------
                                    1998        1997        1998        1997
                                  --------    --------    --------    --------

Net sales                         $3,741       $3,657      $11,256     $10,562
                                  --------    --------    --------    --------

Cost of goods sold                 2,838        2,840        8,596       8,209
Selling, general and
administrative expenses              396          394        1,200       1,145
                                  --------    --------    --------    --------

     Total costs and expenses      3,234        3,234        9,796       9,354
                                  --------    --------    --------    --------

Income from operations               507          423        1,460       1,208
Equity in income of affiliated
companies                             19           44           82         140
Other income (expense)                (8)          14           (9)         62
Interest and other financial
charges                              (38)         (50)        (104)       (131)
                                  --------    --------    --------    --------

Income before taxes on income        480          431        1,429       1,279
Taxes on income                      151          139          450         423
                                  --------    --------    --------    --------

Net income                          $329         $292         $979        $856
                                  ========    ========    ========    ========

Earnings per share of common
stock -
        basic                      $0.59        $0.52        $1.74       $1.51
                                  ========    ========    ========    ========

Earnings per share of common
stock -
        assuming dilution          $0.58        $0.50        $1.70       $1.47
                                  ========    ========    ========    ========

Weighted average number of
shares outstanding -
        basic                        560          564          562         566
                                  ========    ========    ========    ========

Weighted average number of
shares outstanding -
        assuming dilution            572          581          576         581
                                  ========    ========    ========    ========



                             AlliedSignal Inc.
                                Segment Data
                                ------------
                           (Dollars in Millions)


                      THREE MONTHS ENDED SEPTEMBER 30
                      -------------------------------

                                       Net Sales               Net Income
                                  --------------------    --------------------
                                    1998        1997        1998        1997
                                  --------    --------    --------    --------

Aerospace Systems                   $1,242      $1,080        $162        $101

Specialty Chemicals &
Electronic Solutions                   541         536          56          72

Turbine Technologies                   900         771          68          52

Performance Polymers                   436         509          45          46

Transportation Products                619         757          10          18
                                  --------    --------    --------    --------

     Total Businesses                3,738       3,653         341         289

Corporate & Unallocated                  3           4         (12)          3
                                  --------    --------    --------    --------

Total                               $3,741      $3,657        $329        $292
                                  ========    ========    ========    ========



                       NINE MONTHS ENDED SEPTEMBER 30
                       ------------------------------

                                       Net Sales               Net Income
                                  --------------------    --------------------
                                    1998        1997        1998        1997
                                  --------    --------    --------    --------

Aerospace Systems                   $3,576      $2,919        $401        $245

Specialty Chemicals &
Electronic Solutions                 1,728       1,626         220         259

Turbine Technologies                 2,641       2,242         184         160

Performance Polymers                 1,494       1,507         147         104

Transportation Products              1,809       2,259          28          80
                                  --------    --------    --------    --------

     Total Businesses               11,248      10,553         980         848

Corporate & Unallocated                  8           9          (1)          8
                                  --------    --------    --------    --------

Total                              $11,256     $10,562        $979        $856
                                  ========    ========    ========    ========

Year 2000 Update
----------------

          Computer programs and embedded computer chips that are not Year 2000 compliant are unable to distinguish between the calendar year 1900 and the calendar year 2000. The Company has recognized the need to ensure that its business operations will not be adversely affected by the upcoming calendar year 2000 and is cognizant of the time sensitive nature of the Year 2000 problem.

          The Company has assessed how it may be impacted by the Year 2000 problem and is implementing a comprehensive plan to address all known aspects of the Year 2000 problem: information systems (both critical information systems, which are systems the failure of which could have a material effect on the Company's operations, and noncritical information systems), production and facilities equipment, products, customers and suppliers (both high-impact suppliers, which are those suppliers who would materially impact the Company's operations if they were unable to provide supplies or services on a timely basis, and other suppliers).

          The Company has completed an inventory of information systems, production and facilities equipment, products, customers and suppliers that may potentially have a Year 2000 problem. The Company has assessed the impact of a Year 2000 problem with respect to its information systems, production and facilities equipment, products and suppliers identified in the inventory, and is currently assessing the impact of a Year 2000 problem with respect to its customers. Based on the results of the assessment, the Company prioritizes the various projects to remedy potential Year 2000 problems. The Company is developing and implementing plans to remediate known Year 2000 problems. Testing to ensure that the remediation is successfully completed is part of the remediation process. Because of the importance of addressing the Year 2000 problem, the Company expects to develop by the first quarter of 1999 contingency plans and trained specialist teams to implement such contingency plans to address any Year 2000 problems which are unexpected or are not remedied in a timely manner under the Company's remediation plans.

          The  following   table  sets  forth  the   estimated   dates  for
substantially completing assessment, development of remediation plans and remediation with respect to the various aspects of the Year 2000 problem:

                                            Development of
                            Assessment     Remediation Plan    Remediation

Critical Information
   Systems                      SC               SC             12/31/98
Other Information Systems       SC               SC             3/31/99
Production and Facilities
   Equipment                    SC            11/15/98          3/31/99
Products                        SC               SC             3/31/99
Customers                    12/31/98          1/31/99          3/31/99
High Impact Suppliers           SC            12/31/98          3/31/99
Other Suppliers                 SC             3/31/99          6/30/99

      SC = Substantially Complete


          The remediation plans for information systems involve a combination of software modification, upgrades and replacement. The remediation plans for production and facilities equipment involve a combination of software or hardware modification, upgrades and replacement, or changes to operating procedures to circumvent equipment failures caused by the Year 2000 problem. The remediation plans for products involve modifying software and/or hardware contained in products, or issuing service letters or other industry standard communications providing customers with instructions on correcting Year 2000 issues in the Company's products. The remediation plans for suppliers and customers involve obtaining information about the Year 2000 programs of suppliers and customers through surveys, meetings and other communication, the evaluation of the information received, and the development of appropriate responses. While the Company expects that development of remediation plans and remediation with respect to suppliers and customers will be completed by the dates set forth in the table above, the Company can provide no assurance that Year 2000 problems will be successfully corrected by suppliers and customers in a timely manner.

          The Company's estimate of the total cost for Year 2000 compliance, based on the assessment to date plus estimates of remediation costs for customers not yet fully assessed, is approximately $150 million, of which approximately $71 million has been incurred through September 30, 1998. This estimate does not include the Company's potential share of costs for Year 2000 issues by partnerships and joint ventures in which the Company participates but is not the operator. Incremental spending has not been and is not expected to be material because most Year 2000 compliance costs will be met with amounts that are normally budgeted for procurement and maintenance of the Company's information systems and production and facilities equipment. The redirection of spending from procurement of information systems and production and facilities equipment to implementation of Year 2000 compliance plans may in some instances delay productivity improvements.

          The Company presently believes that the Year 2000 issue will not cause material operational problems for the Company. However, if the Company is not successful in identifying all material Year 2000 problems, or assessment and remediation of identified Year 2000 problems is not completed in a timely manner, there may be an interruption in, or failure of, certain normal business activities or operations. Such interruptions or failures could have a material adverse impact on the Company's consolidated results of operations, liquidity and financial condition, or on its relationships with customers, suppliers or others.


Revolving Credit Agreements
---------------------------

          Pursuant to a tender offer by PMA Acquisition Corporation, a Delaware corporation ("PMA") and wholly owned subsidiary of AlliedSignal Inc. ("AlliedSignal"), to purchase shares of common stock, without par value, of AMP Incorporated (the "Shares"), AlliedSignal on October 9, 1998 entered into a 364 Day Backstop Credit Agreement (the "Credit Agreement") by and among AlliedSignal, Bank of America NT&SA, Banque Nationale de Paris, Barclays Bank PLC, Citibank, N.A., Deutsche Bank AG and Morgan Guaranty Trust Company of New York (collectively, the "Lenders") and
Citibank, N.A., as Agent. In accordance with the Credit Agreement, the Lenders agreed to lend to AlliedSignal and its designated subsidiaries up to $900,000,000 to finance the acquisition of Shares pursuant to an initial tender offer for 20 million Shares (the "Initial Offer") by PMA and for general corporate purposes, including commercial paper backstop. On October 13, 1998, the Shares acquired in the Initial Offer for $890,000,000 were paid by proceeds from sales of commercial paper.

          Loans under the Credit Agreement are repayable 364 days after October 9, 1998 (the "Commitment Termination Date") unless AlliedSignal elects to convert the loans into a term loan (the "Term Loan Conversion Option"), in which case the loan will be repayable no later than the first anniversary of the Commitment Termination Date.

          To the extent AlliedSignal elects to draw on this facility, loans outstanding under the Credit Agreement will bear interest at a rate based on (i) the base rate plus a margin of 0% or (ii) the Eurocurrency rate plus a margin ranging from (x) if AlliedSignal has not elected the Term Loan Conversion Option, 0.17% to 0.5% and (y) if AlliedSignal has elected the Term Loan Conversion Option, 0.225% to 0.7%, in each case, depending on AlliedSignal's long term senior unsecured non-credit enhanced debt rating.

          On October 9, 1998, in anticipation of a possible tender offer for all of the remaining outstanding Shares (the "Offer"), AlliedSignal also signed commitments with Banque Nationale de Paris, Barclays Capital, the investment banking division of Barclays Bank PLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and Salomon Smith Barney Inc. (collectively, the "Arrangers") in connection with a 364 day revolving credit facility in the amount of $7,000,000,000 (the "364 Day Facility") and a five year revolving credit facility in the amount of $2,250,000,000 (the "5 Year Facility"). The purpose of these facilities is to finance the acquisition of Shares of the Company pursuant to the Offer and a proposed business combination with AMP Incorporated and for general corporate purposes, including commercial paper backstop. The Company intends to finance a portion of the approximately $9,100,000,000 required to purchase the remaining outstanding Shares under the Offer by a combination of short, medium and possibly long-term borrowings in the private and public debt markets.

          The Arrangers have committed to provide $4,750,000,000 of the 364 Day Facility and the 5 Year Facility, subject to certain terms and conditions, including successful syndication of the balance of these facilities. The Arrangers have agreed to use best efforts to complete that syndication.

          The 364 Day Facility has a term of 364 days, subject to the Company's ability to request extensions for additional 364 day periods. In addition, AlliedSignal may elect the Term Loan Conversion Option with respect to $4,000,000,000 of loans under the 364 Day Facility on the same basis as that for the Credit Agreement. The 5 Year Facility has a term of five years.

          It is currently anticipated that to the extent AlliedSignal elects to draw on the 364 Day Facility, loans thereunder will bear interest at (i) the base rate plus a margin of 0% and (ii) the Eurocurrency rate plus a margin ranging from (x) if AlliedSignal has not elected the Term Loan Conversion Option, 0.17% to 0.5% and (y) if AlliedSignal has elected the Term Loan Conversion Option, 0.225% to 0.7%, in each case depending on AlliedSignal's long term senior unsecured non-credit enhanced debt ratings.

          It is currently anticipated that to the extent AlliedSignal elects to draw on the 5 Year Facility, loans thereunder will bear interest at (i) the base rate plus a margin of 0% and (ii) the Eurocurrency rate plus a margin ranging from 0.15% to 0.45%, depending on AlliedSignal's long term senior unsecured non-credit enhanced debt ratings.

          It  is  anticipated  that  approximately  $1,500,000,000  of  the indebtedness initially incurred by AlliedSignal in connection with the Initial Offer and the Offer will be repaid from the issuance of equity securities of AlliedSignal, approximately $2,000,000,000 from the disposition of assets and the remainder from a combination of short, medium and long-term borrowings in the bank, private or public debt markets and from funds internally generated by AlliedSignal and its subsidiaries (including, after the acquisition of AMP Incorporated is consummated, cash flow of the surviving corporation). No final decisions have been made concerning the method AlliedSignal will employ to repay its initial borrowings incurred to consummate the Initial Offer and the Offer. These decisions, when made, will be based on AlliedSignal's review from time to time of the advisability of particular actions, as well as on prevailing interest rates, stock and debt markets and financial and other economic conditions. Furthermore, of course, there can be no assurance that AlliedSignal will be able to utilize any one or more of the repayment options or of the amount that will be available under any of them.

ITEM 7. EXHIBITS.

Exhibit No.    Description
----------     -----------

99.1 364 Day Backstop Credit Agreement, dated as of October 9, 1998, by and among AlliedSignal Inc., Bank of America NT&SA, Banque Nationale de Paris, Barclays Bank PLC, Citibank, N.A., Deutsche Bank AG and Morgan Guaranty Trust Company of New York, as Lenders, and Citibank, N.A., as Agent.

99.2 Commitment Letter, dated as of October 9, 1998, by Banque Nationale de Paris, Barclays Capital, the investment banking division of Barclays Bank PLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and Salomon Smith Barney Inc., and Term Sheets relating to the aforementioned Commitment Letter.

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 21, 1998                   AlliedSignal Inc.
                                         (Registrant)

                                         By:  /s/ Peter Kreindler
                                              -----------------------------
                                              Peter Kreindler
                                              Senior Vice President,
                                              General Counsel and Secretary

                               EXHIBIT INDEX


Exhibit No.    Description
----------     -----------

99.1 364 Day Backstop Credit Agreement, dated as of October 9, 1998, by and among AlliedSignal Inc., Bank of America NT&SA, Banque Nationale de Paris, Barclays Bank PLC, Citibank, N.A., Deutsche Bank AG and Morgan Guaranty Trust Company of New York, as Lenders, and Citibank, N.A., as Agent.

99.2 Commitment Letter, dated as of October 9, 1998, by Banque Nationale de Paris, Barclays Capital, the investment banking division of Barclays Bank PLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and Salomon Smith Barney Inc.